Capital Management	12 Months Ended
Dec. 31, 2020
Disclosure Of Capital Management [Abstract]
Capital management

6. Capital management

For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise shareholders’ value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes to manage capital during the years ended December 31, 2020 and 2019. The Group monitors capital using a gearing ratio, which is ‘net debt’ divided by equity attributable to equity holders of the parent plus net debt. The Group’s policy is to maintain the gearing ratio below 50%. The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to a related party and amount due to a shareholder, less cash and cash equivalents.

	December 31, 2020	December 31, 2019
	RMB’000	RMB’000
Interest bearing loans and borrowings (Note 23)	60,000	55,000
Lease liabilities (Note 24)	17,490	14,713
Trade payables (Note 21)	27,310	34,697
Other payables and accruals (Note 25)	67,121	90,380
Amount due to a related party (Note 26)	7,177	—
Amount due to a shareholder (Note 26)	325	—
Cash and cash equivalents (Note 19)	(25,719)	(23,010)
Net debt	153,704	171,780
Equity attributable to equity holders of the parent	656,101	278,702
Total equity attributable to equity holders of the parent and net debt	809,805	450,482
Gearing ratio	19%	38%